                            SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                SGV Bancorp, Inc.
         --------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                  Lori M. Beresford, Muldoon, Murphy & Faucette
     -----------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      1) Title of each class of securities to which transaction applies:
         .......................................................................
      2) Aggregate number of securities to which transaction applies:
         .......................................................................
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         .......................................................................
      4) Proposed maximum aggregate value of transaction:
         .......................................................................

      5) Total fee paid:
         .......................................................................

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
            ............................................
      2)    Form, Schedule or Registration Statement No.:
            ............................................
      3)    Filing Party:
            ............................................
      4)    Date Filed:
            ............................................

                                SGV BANCORP, INC.
                            225 NORTH BARRANCA STREET
                          WEST COVINA, CALIFORNIA 91791
                                 (626) 859-4200

                                                                October 12, 1998


Dear Stockholder:

      You are cordially invited to attend the annual meeting of stockholders (the "Annual Meeting") of SGV Bancorp, Inc. (the "Company"), the holding company for First Federal Savings and Loan Association of San Gabriel Valley (the "Association"), which will be held on November 19, 1998, at 2:00 p.m., Pacific Time, at the South Hills Country Club, 2655 S. Citrus Avenue, West Covina, California.

      The attached Notice of the Annual Meeting and the Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of the Company, as well as a representative of Deloitte & Touche LLP, the Company's independent auditors, will be present at the Annual Meeting to respond to any questions that stockholders may have regarding the business to be transacted.

      The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends that you vote "FOR" each matter to be considered.

      YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS. WHETHER OR NOT YOU EXPECT TO ATTEND, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE REPRESENTED.

      On behalf of the Board of Directors and all of the employees of the Company and the Association, I thank you for your continued interest and support.

                                          Sincerely yours,


                                          /s/ Barrett G. Andersen

                                          Barrett G. Andersen
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                SGV BANCORP, INC.
                            225 NORTH BARRANCA STREET
                          WEST COVINA, CALIFORNIA 91791
                                 (626) 859-4200
                       ----------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 19, 1998
                       ----------------------------------

       NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of SGV Bancorp, Inc. (the "Company") will be held on November 19, 1998, at 2:00 p.m., Pacific Time, at South Hills Country Club, 2655 S. Citrus Avenue, West Covina, California.

      The purpose of the Annual Meeting is to consider and vote upon the following matters:

      1.    The election of two directors to a three-year term of office;
      2. The ratification of the SGV Bancorp, Inc. 1995 Amended and Restated Stock-Based Incentive Plan (the "Plan");
      3. The ratification of the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending June 30, 1999; and
      4. Such other matters as may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

      The Board of Directors has established September 30, 1998, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at SGV Bancorp, Inc., 225 N. Barranca Street, West Covina, California 91791, for a period of ten days prior to the Annual Meeting and will also be available at the meeting itself.

                                          By Order of the Board of Directors


                                          /s/ Ronald A. Ott


                                          Ronald A. Ott
                                          ACTING CORPORATE SECRETARY

West Covina, California
October 12, 1998

                                SGV BANCORP, INC.
                             -----------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 19, 1998
                             -----------------------


SOLICITATION AND VOTING OF PROXIES

      This proxy statement is being furnished to stockholders of SGV Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors (the "Board of Directors" or "Board") of proxies to be used at the annual meeting of stockholders (the "Annual Meeting"), to be held on November 19, 1998, at 2:00 p.m., Pacific Time, at South Hills Country Club, 2655 S. Citrus Avenue, West Covina, California and at any adjournments thereof. The 1998 Annual Report to Stockholders, including consolidated financial statements for the fiscal year ended June 30, 1998, and a proxy card accompanies this proxy statement, which is first being mailed to record holders on or about October 12, 1998.

      Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the outstanding shares of common stock be represented by proxy or in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT, "FOR" THE RATIFICATION OF THE SGV BANCORP, INC. 1995 AMENDED AND RESTATED STOCK-BASED INCENTIVE PLAN (THE "PLAN"), AND "FOR" THE RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 1999.

      Other than the matters set forth on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

      A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL

NEED APPROPRIATE DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

      The cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Company. In addition to the solicitation of proxies by mail, Kissel-Blake, Inc. will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $4,000 plus out-of-pocket expenses. Proxies may also be solicited personally or by mail or telephone by directors, officers and other employees of the Company and its subsidiary, First Federal Savings and Loan Association of San Gabriel Valley (the "Association") without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

      The securities that may be voted at the Annual Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

      The close of business on September 30, 1998, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 2,218,823 shares.

      In accordance with the provisions of the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

      The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after giving effect to the Limit described above, if applicable) is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

      As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

      As to the proposed ratification of the Plan submitted for shareholder action in Proposal 2 and the ratification of Deloitte & Touche LLP as independent auditors of the Company set forth in Proposal 3 and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on the item. Under the Company's bylaws, unless otherwise required by law, all such matters shall be determined by a majority of the votes cast, without regard to either broker non-votes, or proxies marked "ABSTAIN" as to that matter.

      Proxies solicited hereby will be returned to the Company's transfer agent, and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or a director of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company for safekeeping.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth information as to those persons believed by the Company to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date, as disclosed in certain reports regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of the Record Date.

                                                              AMOUNT AND
                                                              NATURE OF
                             NAME AND ADDRESS                 BENEFICIAL    PERCENT OF
   TITLE OF CLASS          OF BENEFICIAL OWNER                OWNERSHIP       CLASS
---------------------  -----------------------------------  ------------  ------------

Common Stock           First Federal Savings and Loan         184,583(1)       8.3%
                       Association of San Gabriel Valley
                       Employee Stock Ownership Plan and
                       Trust ("ESOP")
                       225 North Barranca Street
                       West Covina, California 91791

Common Stock           Jeffrey L. Gendell                      214,500(2)      9.7%
                       Tontine Partners, L.P.
                       Tontine Financial Partners, L.P.
                       Tontine Management, L.L.C.
                       Tontine Overseas Associates, L.L.C.
                       200 Park Avenue, Suite 3900
                       New York, New York 10166

Common Stock           Grace & White, Inc.                     307,150(3)     13.8%
                       515 Madison Avenue, Suite 1700
                       New York, New York 10022

Common Stock           FMR Corp.                               140,000(4)      6.3%
                       82 Devonshire Street
                       Boston, Massachusetts 02109

Common Stock           Salem Investment Counselors             131,300(5)      5.9%
                       P.O. Box 25427
                       Winston-Salem, NC 27114-5427

-----------------------------
(1)   The ESOP  Committee of the Board of Directors  administers  the ESOP.  The
      ESOP Trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the  participants.  As of the record date, 68,190 shares have been  allocated  to  participant's  accounts.  Under the ESOP, unallocated  shares  will  be  voted  by  the  ESOP  Trustee  in a  manner calculated  to most  accurately  reflect the  instructions  received  from participants  regarding  the  allocated  stock so long as such  vote is in accordance with the provisions of the Employee  Retirement Income Security
      Act of 1974, as amended ("ERISA").
(2)   Based on information disclosed in an amended Schedule 13D  filed  with the
      SEC on July 15, 1998.
(3)   Based on information disclosed in an amended Schedule 13G filed  with  the
      SEC on February 12, 1998.
(4)   Based on information disclosed in an amended Schedule 13G filed  with  the
      SEC on February 11, 1998.
(5)   Based on information disclosed to the Company on May 1, 1998.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company's officers, as defined in regulations promulgated by the SEC thereunder, and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the past fiscal year all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                     PROPOSALS TO BE VOTED ON AT THE MEETING

                        PROPOSAL 1. ELECTION OF DIRECTORS

      The Board of Directors of the Company currently consists of six (6) directors and is divided into three classes. Each of the six members of the Board of Directors of the Company also presently serves as a director of the Association. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

      The two nominees proposed for election at this Annual Meeting are Irven G. Reynolds and Benjamin S. Wong. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any person and the Company.

      In the event that any such nominee is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. UNLESS AUTHORITY TO VOTE FOR THE NOMINEES IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION  WITH  RESPECT  TO  NOMINEES,  CONTINUING  DIRECTORS  AND  EXECUTIVE
OFFICERS

      The following table sets forth, as of the Record Date, the names of the nominees, continuing directors and "named executive officers" of the Company, as defined below, their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each became a director of the Association, and the year in which their terms (or in the case of the nominees, proposed terms) as director of the Company expire. The table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each director and named executive officer and all directors and executive officers as a group as of the Record Date.



                                                                       SHARES OF
       NAME AND PRINCIPAL                               EXPIRATION    COMMON STOCK
      OCCUPATION AT PRESENT                  DIRECTOR   OF TERM AS    BENEFICIALLY    PERCENT OF
     AND FOR PAST FIVE YEARS           AGE   SINCE(1)    DIRECTOR       OWNED(2)        CLASS
-------------------------------------  ----  --------  ------------  ---------------  ----------

NOMINEES

Irven G. Reynolds                       72     1976        2001        36,388(3)(4)      1.64%
  Owner of Reynolds Buick/
  GMC Trucks; Chairman of
  the Board of the Association
  1992-1995; Director of First
  Covina Service Company ("First
  Covina"), the Association's wholly
  owned subsidiary.

Benjamin S. Wong                        47     1991        2001        24,888(3)(4)      1.12
  Chairman of the Board since
  October 1996; City Councilman
  and Mayor of West Covina;
  President of Great Wall Restaurant,
  Inc. and General Manager of Great
  Wall Restaurant, a family owned
  restaurant.


CONTINUING DIRECTORS

Barrett G. Andersen                     50     1983        2000        82,422(3)(4)      3.68
  President and Chief Executive                                               (5)
  Officer of the Company and the
  Association; Director, President
  and Chief Executive Officer of
  First Covina.


Royce A. Stutzman                       60     1991        2000        13,638(3)(4)         *
  CPA and Managing Partner and
  Chairman of Vicenti,  Lloyd &
  Stutzman,  business  consultants
  and  certified public accounts;
  Chairman of the Board of the
  Association 1995-1996.

Thomas A. Patronite                     60     1993        1999        21,138(3)(4)         *
  President and part owner of
  Azusa Engineering, Inc., a
  manufacturing and parts
  distribution firm.

John D. Randall                         67     1991        1999        14,888(3)(4)         *
  Educational consultant;
  Retired President of Mt. San
  Antonio College.



                                        9



                                                                       SHARES OF
       NAME AND PRINCIPAL                               EXPIRATION    COMMON STOCK
      OCCUPATION AT PRESENT                  DIRECTOR   OF TERM AS    BENEFICIALLY    PERCENT OF
     AND FOR PAST FIVE YEARS           AGE   SINCE(1)    DIRECTOR       OWNED(2)        CLASS
-------------------------------------  ----  --------  ------------  ---------------  ----------


NAMED EXECUTIVE OFFICERS
WHO ARE NOT DIRECTORS

Ronald A. Ott                           42       --          --        40,735(3)(4)      1.82%
  Executive Vice President,                                                   (5)
  Chief Financial Officer and
  Treasurer of the Company;
  Executive Vice President of
  the Association since February
  1996 and Senior Vice President
  and Treasurer of the Association
  since 1991.

Dale J. Schiering                       51       --          --        16,426(3)(4)         *
  Senior Vice President, Chief                                                (5)
  Lending Officer

Michael A. Quigley                      47       --          --         4,516(5)(6)         *
  Senior Vice President, Chief
  Retail Banking Officer

Stock Ownership of all                  --       --          --          324,882(7)     14.01
  Directors and Executive Officers
  as a Group (15 persons)


---------------------
*  Represents less than 1.0% of the Company's voting securities.
(1)Includes years of service as a director of the Association.
(2)Each person effectively exercises sole (or shares with spouse or other immediate family member) voting or dispositive power as to shares reported herein (except as noted).
(3)Includes 3,023 shares awarded to each outside director and 18,002, 13,094 and 6,546 shares awarded to Messrs. Andersen, Ott and Schiering, respectively, under the First Federal Savings and Loan Association of San Gabriel Valley 1995 Master Stock Compensation Plan (the "Stock Compensation Plan"). Such awards commenced vesting at a rate of 20% per year on January 17, 1997. Each participant presently has voting power as to the shares awarded under the Stock Compensation Plan.
(4)Includes 4,364 options granted to each outside director and 21,822, 15,276 and 7,638 options granted to Messrs. Andersen, Ott and Schiering, respectively, under the SGV Bancorp, Inc. 1995 Master Stock Option Plan (the "Stock Option Plan"), which are currently exercisable or will become exercisable within 60 days of the Record Date. Excludes 6,546 options granted to each outside director and 32,731, 22,911 and 11,456 options granted to Messrs. Andersen, Ott and Schiering, respectively, pursuant to the Stock Option Plan, which are not yet exercisable. Such shares vest at a rate of 20% per year. Excludes 500 and 200 options granted to Messrs. Andersen and Ott, respectively, pursuant to the SGV Bancorp, Inc. 1997 Stock-Based Incentive Plan (the "1997 Incentive Plan"), which are not yet exercisable, but will become exercisable on February 20, 1999.
(5)Includes 4,589, 4,165, 1,784 and 200 shares beneficially owned by Messrs. Andersen, Ott, Schiering and Quigley, respectively, under the Association's ESOP.
(6)Mr. Quigley's ownership includes 3,819 options granted under the 1997 Incentive Plan that are currently exercisable, or will become exercisable within 60 days of the Record Date. Excludes 11,456 options granted to Mr. Quigley pursuant to the 1997 Incentive Plan that are not yet exercisable. Such shares vest at a rate of 25% per year, beginning February 21, 1997.
(7)For purposes of calculating the aggregate ownership percentage, all presently exercisable options have been added to the amount of outstanding Common Stock as of the Record Date. Includes a total of 80,578 shares awarded under the Stock Compensation Plan as to which voting may be directed. Includes a total of 99,837 vested shares subject to options under the Stock Option Plan.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The Board of Directors conducts its business through meetings of the Board of Directors and through activities of its committees. The Board of Directors meets monthly and may have additional meetings as needed. During fiscal 1998, the Board of Directors of the Company held 14 meetings. All of the directors of the Company attended at least 75% of the total number of the Company's Board meetings held and committee meetings on which such directors served during fiscal 1998.

      The Boards of Directors of the Company and the Association maintain committees, the nature and composition of which are described below:

      AUDIT COMMITTEE. The Audit Committee of the Company consists of Messrs. Randall, Stutzman and Wong, all of whom are outside directors. This committee meets on an quarterly basis. The primary purpose of this committee is to provide reasonable assurance that financial disclosures made by management accurately portray the financial condition and results of operation. The committee also maintains a liaison with the outside auditors and reviews the adequacy of internal controls. The Audit Committee met 5 times in fiscal 1998.

      NOMINATING COMMITTEE. The Company's Nominating Committee consists of Messrs. Andersen, Stutzman, Randall and Patronite. The committee considers and recommends the nominees for director to stand for election at the Company's annual meeting of stockholders. The Company's Certificate of Incorporation and Bylaws also provide for stockholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The stockholder's notice of nomination must contain all information relating to the nominees that is required to be disclosed by the Company's Bylaws and by the Exchange Act. The Nominating Committee met on June 15, 1998.

      COMPENSATION/BENEFITS COMMITTEE. The Company's Compensation/Benefits Committee consists of Messrs. Reynolds, Randall and Patronite. This committee meets to establish compensation for the Chief Executive Officer, approve the compensation of senior officers and various compensation and benefits to be paid to employees and review the incentive compensation programs when necessary. The Compensation/Benefits Committee met 4 times in fiscal 1998. The Association also has an Employee Compensation and Benefits Committee, consisting of Messrs. Reynolds, Randall and Andersen and Ms. Edie J. Beachboard, a non-voting member, which met 7 times during fiscal 1998.

DIRECTORS' COMPENSATION

      FEE ARRANGEMENTS. Currently, all nonemployee directors of the Association receive a retainer of $1,600 per month and all nonemployee directors of the Company receive a retainer of $375 per month. No committee meeting fees are paid. Directors of First Covina do not receive a fee for service on its Board of Directors.

      STOCK OPTION PLAN. Under the Stock Option Plan, each outside director was granted non-statutory options to purchase 10,910 shares of Common Stock at an exercise price of $9.63 per share, which was the fair market value of the shares on the date of grant (January 17, 1996). Options become exercisable in five (5) equal annual installments of 20% commencing one year from the date of grant.

      STOCK COMPENSATION PLAN. Under the Stock Compensation Plan, each outside director was awarded 3,023 shares of Common Stock. To the extent shares are available for grants under the Stock Compensation Plan, each outside director who is elected subsequent to January 17, 1996 will be granted an award equal to 625 shares of Common Stock. Awards to directors vest in five (5) equal annual installments of 20% commencing one year from the date of grant.

      1997 INCENTIVE PLAN. The shareholders of the Company approved the 1997 Incentive Plan on November 20, 1997. Pursuant to the 1997 Incentive Plan, each outside director is eligible to receive awards of non-statutory stock options and stock awards (collectively, the "Directors' Awards"). No Directors' Awards were made during fiscal year 1998.

      1995 DIRECTORS' DEFERRED FEE STOCK UNIT PLAN. The Association and the Company have implemented the 1995 Directors' Deferred Fee Stock Unit Plan (the "Deferred Fee Plan") for its directors. Under the Deferred Fee Plan, directors may elect to defer receipt of directors' fees earned by them until their service with the Board of Directors terminates. The directors' deferred fees are credited to the account of participating directors under the terms of the Deferred Fee Plan and are credited with earnings based on several investment choices, including Company stock. If a participant chooses to have deferred fees credited to a stock unit account with the Deferred Fee Plan, the participant will receive a benefit based on the earnings from and appreciation in the stock of the Company.

EXECUTIVE COMPENSATION

      THE REPORT OF THE COMPENSATION COMMITTEE AND THE STOCK PERFORMANCE GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT
INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

      COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION. Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and such executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation/Benefits Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this Proxy Statement.

      GENERAL. The Company is the parent company of the Association and does not pay any cash compensation to the executive officers of the Company. The Board of Directors of the Company has established a Compensation/Benefits Committee consisting of Messrs. Reynolds, Randall and Patronite, all of whom are outside directors.

      A separate committee, the Employee Compensation and Benefits Committee of the Association, was responsible for establishing the calendar 1998 compensation and benefits for executive officers of the Association and for reviewing recommendations of management for compensation and benefits for other officers and employees of the Association. The Employee Compensation and Benefits Committee of the Association consists of Directors Reynolds, Randall and Andersen and Ms. Beachboard, who is a non-voting member. Mr. Andersen's compensation and benefits were established by the Board of Directors, based upon recommendations made by the Committee. Mr. Andersen did not participate in establishing his compensation and benefits.

      COMPENSATION POLICIES. The Employee Compensation and Benefits Committee established the factors and criteria upon which the executive officers' compensation was based and determined how such compensation relates to the Association's performance, general compensation policies, competitive factors, and regulatory requirements. The Committee's compensation policies are designed to reward and provide incentive for executives based upon achievement of individual and Association goals.

      For purposes of determining the competitive market for the Association's executives, the Committee reviewed the compensation paid to top executives of thrifts and banks with total assets in a range of the Association's total asset size and performance results comparable to those of the Association. This information was generally derived from the following sources: (1) 1997 SNL Executive Compensation Review for Thrift Institutions; (2) peer group data taken from the America's Community Bankers 1997 Compensation Survey for Savings Institutions; and (3) the Western League of Savings Institutions 1997 Salary Survey. The three surveys were given different weight by the Committee when determining compensation for the Company's and Association's Executive Officers. Specifically, the SNL Compensation Review, ACB survey and Western League survey were given weight of 75%, 10% and 15%, respectively.

      Executive officers' compensation consisted of salary and long term incentive compensation in the form of stock options and stock awards. Base salary levels are within a range consistent with salaries paid by other institutions that are similar in asset size and geographical markets to the Association. Each executive's base salary was determined based upon an evaluation of the individual's performance contribution. Although the Committee's determinations with respect to base salary are subjective and no specific formula is used, the Committee considers the overall performance of the Association as well as the level of responsibility and experience of each executive officer.

      LONG TERM INCENTIVE COMPENSATION. The Company and the Association maintain the Stock Option Plan, Stock Compensation Plan and 1997 Incentive Plan, under which executive officers have received grants and awards. See "Summary Compensation Table" and "Option Grants in Last Fiscal Year." The Committee believes that stock ownership is a significant incentive in building stockholders' wealth and aligning the interests of employees and stockholders. Stock options and stock awards under such plans were allocated by the Committee based upon regulatory practices and policies, the practices of other recently converted financial institutions as verified by external surveys and the executive officers' levels of responsibility and contributions to the Company and the Association.

      Effective January 17, 1997, one third of the High Performance award that was previously forfeited under the Stock Compensation Plan was regranted to the same executive officers in the same amounts as originally granted. The regranted shares are base grants and will vest at 25% annually beginning January 17, 1998. In regranting the forfeited shares to the same individuals, the committee considered the awards as part of an overall compensation package designed to provide long-term incentives to senior management.

      COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. The CEO's base salary is currently $188,256 per annum. This amount is near the median for financial institutions of a similar size with similar characteristics. The CEO's base salary was increased from $172,500 to $188,256 on January 1, 1998 based on his performance in the previous 12-month period. The CEO did not receive a bonus. No specific formula was used nor did the Committee set specified salary levels based upon the achievement of particular quantifiable objectives or financial goals. Rather, the Committee considered the overall profitability of the Company and the contribution made to the Company by the CEO.

      The CEO has entered into employment agreements with the Company and the Association that specify his base salary and require periodic review of such salary. In addition, the CEO and other executive officers have the option to participate in a Supplemental Executive Retirement Plan ("SERP"). The CEO and other executive officers also participate in other benefit plans available to all employees, including the Employee Stock Ownership Plan and the 401(k) Plan. The CEO and other executive officers are also participants in the Stock Option Plan, Stock Compensation Plan and 1997 Incentive Plan, which are intended to align the interests and performance of executive officers with the long term interests of the Company's stockholders. The CEO was awarded 54,553 options under the Stock Option Plan and 18,002 shares under the Stock Compensation Plan, which commenced vesting at a rate of 20% per year beginning on January 17, 1997, subject to, in the case of two thirds of the awards under the Stock Compensation Plan, the achievement of certain performance goals established by the Committee. In addition, the CEO was awarded 500 options pursuant to the 1997 Incentive Plan, which will vest on February 20, 1999.

                        COMPENSATION/BENEFITS COMMITTEE
                               Irven G. Reynolds
                                John D. Randall
                              Thomas A. Patronite

      STOCK PERFORMANCE GRAPH. The following graph shows a comparison of cumulative total shareholder return on the Company's Common Stock, based on the market price of the Common Stock with the cumulative total return of companies in the Nasdaq National Market and Nasdaq Bank Stocks for the period beginning on June 29, 1995, the day the Company's Common Stock began trading, through June 30, 1998.




          CUMULATIVE TOTAL RETURN AMONG SGV BANCORP, INC. COMMON STOCK,
              NASDAQ STOCK MARKET INDEX AND NASDAQ BANK STOCK INDEX


                              [GRAPH APPEARS HERE]


                                            SUMMARY

                          6/29/95   9/29/95  12/29/95  3/29/96  6/28/96  9/30/96  12/31/96
                          -------   -------  --------  -------  -------  -------  --------
SGV Bancorp, Inc.         100.000   116.923  122.308   110.769  104.615  117.692  138.462
Nasdaq Stock Market       100.000   112.883  114.261   119.590  129.352  133.951  140.535
Nasdaq Bank Stocks        100.000   113.424  123.801   128.659  130.786  144.742  163.445

                          03/31/97   6/30/97   09/30/97   12/31/97  03/31/98  06/30/98
                          --------   -------   --------   --------  --------  --------
SGV BANCORP, INC.          156.923   171.923        220    218.462   218.462   213.846
NASDAQ STOCK MARKET        132.919   157.280    183.826    172.380   201.650   207.468
NASDAQ BANK STOCKS         175.683   204.456     241.15     273.68   289.318    283.79

NOTES:
     A. THE LINES REPRESENT QUARTERLY INDEX LEVELS DERIVED FROM COMPOUNDED DAILY RETURNS THAT INCLUDE ALL DIVIDENDS.
     B. THE INDEXES ARE REWEIGHTED DAILY, USING THE MARKET CAPITALIZATION ON THE PREVIOUS TRADING DAY.
     C. IF THE QUARTERLY INTERVAL, BASED ON THE FISCAL YEAR-END IS NOT A TRADING DAY, THE PRECEDING TRADING DAY IS USED.
     D. THE INDEX LEVEL FOR ALL SERIES WAS SET TO 100.000 ON 6/29/95.



      SUMMARY COMPENSATION TABLE. The following table shows, for the years ended
June 30, 1998, 1997 and 1996, the cash compensation paid by the Association,  as well as certain other compensation paid or accrued for those years, to the chief
executive  officer  and  those  executive   officers  of  the  Company  and  the
Association  who  received an amount in salary and bonuses in excess of $100,000 in fiscal 1998 ("Named Executive Officers").


                                                                              LONG-TERM COMPENSATION
                                                                          -----------------------------
                                                  ANNUAL COMPENSATION(1)       AWARDS        PAYOUTS
                                                  ----------------------  ---------------- ------------

                                                             OTHER     RESTRICTED    SECURITIES
                                                             ANNUAL      STOCK       UNDERLYING     LTIP     ALL OTHER
NAME AND PRINCIPAL                                        COMPENSATION   AWARDS     OPTIONS/SARS   PAYOUTS  COMPENSATION
   POSITIONS               YEAR   SALARY($)(1)   BONUS($)    ($)(2)      ($)(3)        (#)(4)      ($)(5)     ($)(6)
----------------------     ----   ------------   -------- ------------  ---------   ------------  --------- -------------

Barrett G. Andersen        1998    $186,594       $  --        --           --            500         --       $5,005
  President and Chief      1997     175,217          --        --        $13,800           --         --        4,837
  Executive Office         1996     163,736          --        --        161,803       54,553         --        4,912


Ronald A. Ott              1998    $142,666       $  --        --           --            200         --       $4,280
  Executive Vice           1997     135,242          --        --        $10,040           --         --        4,027
  President, Chief         1996     125,582          --        --        117,678       38,187         --        3,767
  Financial and Treasurer

Dale J. Schiering          1998    $110,450       $  --        --           --             --         --       $3,312
  Senior Vice President    1997     105,100          --        --        $ 5,014       19,094         --        2,619
  Chief Lending Officer

Michael A. Quigley         1998    $106,320       $  --        --           --             --         --       $2,152
  Senior Vice President    1997      68,361          --        --           --         15,275         --           --
  and  Chief Retail
  Banking Officer

--------------------------------------
(1)Under Annual Compensation, the column titled "Salary" includes amounts deferred pursuant to the Association's 401(k) Plan, pursuant to which officers may defer up to 15% of their compensation up to the maximum limits under the Internal Revenue Code.
(2)There were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.
(3)Pursuant to the Stock Compensation Plan, Messrs. Andersen, Ott and Schiering held 11,702, 8510 and 4,255 unvested shares of Common Stock, respectively. The market value of these shares was $207,710, $151,052 and $75,526, respectively, at June 30, 1998. Awards were granted in 1996 and vest at 20% a year. The first vesting occurred on January 17, 1997. Awards granted effective in 1997 vest at 25% per year commencing January 17, 1998. Two thirds of the plan share awards to Messrs. Andersen, Ott and Schiering are subject to the achievement of certain performance goals established by the Committee, in addition to the vesting requirement. See "Compensation Committee Report on Executive Compensation." All outstanding plan share awards become immediately exercisable upon death, disability or change in control.
(4)Includes 54,553, 38,187 and 19,094 options granted to Messrs. Andersen, Ott and Schiering in 1996, respectively, under the Stock Option Plan which became exercisable in equal installments at an annual rate of 20% beginning January 17, 1997. Includes 500 and 200 options granted to Messrs. Andersen and Ott in 1998, respectively, under the 1997 Incentive Plan, which become exercisable on February 20, 1999. Includes 15,275 options granted to Mr. Quigley under the 1997 Incentive Plan in 1997 which became exercisable in equal installments at an annual rate of 25% beginning February 21, 1998. All outstanding stock option grants vest immediately upon death, disability or change in control.
(5)For 1998, 1997 and 1996, the Association had no long-term incentive plans, accordingly, there were no payouts or awards under a long-term incentive plan.
(6)Consists of amounts contributed by the Association on behalf of the named individuals pursuant to the Association's 401(k) Plan.

      EMPLOYMENT AGREEMENTS. The Association and the Company entered into employment agreements with Messrs. Andersen and Ott (individually, the "Executive"). These employment agreements are intended to ensure that the Association and the Company will be able to maintain a stable and competent management base. The continued success of the Association and the Company depends to a significant degree on the skills and competence of Messrs. Andersen and Ott.

      The employment agreements provide for a three-year term for both Messrs. Andersen and Ott. The employment agreements provide that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors may extend the agreement for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the Board of Directors after conducting a performance evaluation of the Executive. The agreements provide that the Executive's base salary will be reviewed annually. The current base salaries for Mr. Andersen and Mr. Ott are $188,256 and $143,928, respectively. In addition to the base salary, the agreements provide for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel. The agreements provide for termination by the Association or the Company for cause as defined in the agreements at any time. In the event the Association or the Company chooses to terminate the Executive's employment for reasons other than for cause or a change in control of the Association or the Company occurs, or in the event of the Executive's resignation from the Association and the Company upon: (i) failure to re-elect the Executive to his current offices; (ii) a material change in the Executive's functions, duties or responsibilities; (iii) a relocation of the Executive's principal place of employment by more than 30 miles; (iv) liquidation or dissolution of the Association or the Company; or (v) a breach of the agreement by the Association or the Company, the Executive or, in the event of death, his beneficiary, would be entitled to receive an amount equal to the remaining base salary payments due to the Executive and the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Association or the Company during the remaining term of the agreement. The Association and the Company would also continue and pay for the Executive's life, health and disability coverage for the remaining term of the agreement.

      Under the agreements, if voluntary or involuntary termination follows a change in control of the Association or the Company, the Executive or, in the event of death, his beneficiary, would be entitled to a severance payment equal to the greater of: (i) the payments due for the remaining terms of the agreement; or (ii) three times the Executive's highest annual compensation earned during the preceding five fiscal years, as defined in the agreements, which include base salary and other cash and non-cash amounts, for the five preceding taxable years. The Association and the Company would also continue the Executive's life, health, and disability coverage for thirty-six months. The agreements have been amended to provide that in the event payments and benefits under the agreements, together with payments from other benefit plans, made in connection with any change in control are determined to constitute an excess parachute payment under Section 280G of the Internal Revenue Code of 1986, as amended (the"Code"), resulting in the imposition of an excise tax on the recipient and denial of the deduction for such excess amounts to the Company and the Association, the Executive will receive from the Company an additional payment such that the effect of the imposition of the excise tax is effectively eliminated.

      Notwithstanding that both agreements provide for a severance payment in the event of a change in control, the Executive would only be entitled to receive a severance payment under one agreement. Payments to the Executive under the Association's agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Association. In the event of a change in control of the Association or Company, based solely upon three times 1998 base salary as reported in the Summary Compensation Table, Messrs. Andersen and Ott would receive approximately $559,782 and $427,998, respectively, in severance benefits as well as other cash and non-cash benefits as determined under the agreements.

      SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. In 1995, the Association established a non-qualified Supplemental Executive Retirement Plan ("SERP") to provide certain officers and highly compensated employees with additional retirement benefits. The benefits provided under the SERP will make up the benefits lost to the SERP participants due to application of limitations on compensation and maximum benefits applicable to the Association's tax qualified 401(k) Plan and the ESOP. Benefits will be provided under the SERP at the same time and in the same form as the benefits provided under the 401(k) Plan and the ESOP.

      The Association has established an irrevocable grantor's trust ("rabbi trust") in connection with the SERP. This trust is being funded with contributions from the Association for the purpose of providing the benefits promised under the terms of the SERP. The SERP participants have only the rights of unsecured creditors with respect to the trust's assets, and will not recognize income with respect to benefits provided by the SERP until such benefits are received by the participants. The assets of the rabbi trust are considered part of the general assets of the Association and are subject to the claims of the Association's creditors in the event of the Association's insolvency. Earnings on the trust's assets are taxable to the Association. The trustee of the trust may invest the trust's assets in the Company's stock, as well as other investments deemed acceptable by the Committee.

      STOCK OPTION PLANS. The Company maintains the Stock Option Plan and the 1997 Incentive Plan, which provide for the granting of discretionary awards to officers and key employees as determined by a committee of non-employee directors. Named Executive Officers received grants of 15,975 options pursuant to the 1997 Incentive Plan during fiscal 1998. The following table lists all grants of options under the Stock Option Plan and 1997 Incentive Plan to the Named Executive Officers for fiscal 1998 and contains certain information about the potential value of those options based upon certain assumptions as to the appreciation of the Company's stock over the life of the options.



                       OPTION GRANTS IN LAST FISCAL YEAR



                                                                                  POTENTIAL REALIZABLE
                                                                                   VALUE AT ASSUMED
                                                                                    ANNUAL RATES OF
                                                                                      STOCK PRICE
                                                                                   APPRECIATION FOR
                            INDIVIDUAL GRANTS                                          OPTIONS(1)
--------------------------------------------------------------------------------  -----------------
                         NUMBER OF     % OF TOTAL
                         SECURITIES    OPTION/SARS
                         UNDERLYING    GRANTED TO    EXERCISE OR
                          OPTIONS/      EMPLOYEES    BASE PRICE
                        SARS GRANTED       IN           PER        EXPIRATION
NAME                   (#)(2)(3)(4)(5) FISCAL YEAR     SHARE         DATE(6)         5%       10%
----                   --------------- ------------  -----------   -----------    --------  -------

Barrett G. Andersen.....       500         1.0%        $17.13       12/20/08       $5,395   $13,620
Ronald A. Ott...........       200        0.05          17.13       12/20/08        2,158     5,448
Michael A. Quigley......    15,275       43.00          12.88        2/21/07      123,880   312,832

-------------------------------
(1) The amounts represent certain assumed rates of appreciation. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the amounts reflected in this table will be realized.
(2) Options granted to Messrs. Andersen and Ott during fiscal 1998 pursuant to the 1997 Incentive Plan become exercisable on February 20, 1999. Options granted to Mr. Quigley on February 21, 1997 under the 1997 Incentive Plan became exercisable in equal installments at an annual rate of 25% beginning February 21, 1998. Options become immediately exercisable upon death, disability or change in control (as defined in the option plans).
(3)   The purchase price may be paid in cash or in Common Stock.
(4) Options include limited rights (SAR) pursuant to which the options may be exercised in the event of a change in control of the Company. Upon exercise of a limited right, the optionee would receive a cash payment equal to the difference between the exercise price of the related option on the date of the grant and the fair market value of the underlying share of common stock on the date the limited right is exercised.
(5) To the extent permissible under Section 422 of the Code, options will be treated as incentive options.
(6)   The option term is ten years.

      The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding options held by the Named Executive Officers as of June 30, 1998. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year end price of the Common Stock.


                      FISCAL YEAR-END OPTION/SAR VALUES

                                                            VALUE OF
                        NUMBER OF SECURITIES              UNEXERCISED
                       UNDERLYING UNEXERCISED             IN-THE-MONEY
                           OPTIONS/SARS AT               OPTION/SARS AT
                         FISCAL YEAR END(#)            FISCAL YEAR END($)
                      ----------------------------  ----------------------------
        NAME          EXERCISABLE/UNEXERCISABLE(1)  EXERCISABLE/UNEXERCISABLE(2)
--------------------  ----------------------------  ----------------------------
Barrett G. Andersen...       21,822 / 33,231              $177,195/$266,086

Ronald A. Ott.........       15,276 / 23,111              $124,041/$186,161

Dale J. Schiering.....        7,638 / 11,456                $62,021/$93,023

Michael A. Quigley....         3,819/11,456                 $18,599/$55,791

-------------------------------
(1)The options in this table have an exercise price of $9.63 and became exercisable at an annual rate of 20% beginning January 17, 1997, except for 500 and 200 options awarded to Messrs. Andersen and Ott, respectively, which have an exercise price of $17.13 and become exercisable on February 20, 1999 and 15,275 options awarded to Mr. Quigley that have an exercise price of $12.88 and became exercisable at an annual rate of 25% beginning February 21, 1998. The options will expire ten (10) years from the date of grant.
(2)Based on market value of the underlying stock at the fiscal year end, minus the exercise price. The market price on June 30, 1998 was $17.75.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

      Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Association's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

      The Association changed its long standing policy of not making loans to executive officers and directors on June 16, 1997 by resolution of the Board of Directors. The Association currently makes loans to its executive officers and directors on the same terms and conditions offered to the general public. The Association's policy provides that all loans made by the Association to its executive officers and directors be made in the ordinary course of business, on substantially the same terms, including collateral, as those prevailing at the time for comparable transactions with other persons and may not involve more than the normal risk of collectibility or present other unfavorable features.

      The Company intends that all transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its Common Stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arms-length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

                         PROPOSAL 2. RATIFICATION OF THE
                            1995 AMENDED AND RESTATED
                           STOCK-BASED INCENTIVE PLAN

      The Board of Directors of SGV Bancorp, Inc. adopted the SGV Bancorp, Inc. 1995 Amended and Restated Stock-Based Incentive Plan (the "Plan") on July 24, 1998 and is presenting it for ratification by the Company's stockholders at the Annual Meeting. The Plan amends and restates the SGV Bancorp, Inc. 1995 Master Stock Option Plan (originally effective January 17, 1996) and merges the First Federal Savings and Loan Association of San Gabriel Valley 1995 Stock Compensation Plan (originally effective January 17, 1996) with and into the Amended and Restated Plan, with certain amendments approved by the Board. The Board of Directors determined that it was in the best interests of the Company and the Association to amend and restate the 1995 plans to, among other things, reduce the expenses and complexity associated with administering two separate plans, eliminate a provision of the 1995 plans that permitted the Board, in its discretion, to change the exercise price of previously granted options without stockholder approval, provide for the acceleration of the vesting of awards and stock options following a change in control of the Company or Association, eliminate certain outdated regulatory requirements no longer necessary, and make certain technical amendments. Due to the amendments to the 1995 plans that have been made in the Plan, the Company is presenting the Plan to the stockholders for stockholder ratification.

      In adopting the Plan, the Board did not increase the stock options or stock awards that could be awarded under the 1995 plans. Total stock options and stock awards that may be awarded under the Plan remain capped at 272,765 stock options and 81,829 stock awards, as was the case with the 1995 plans. At July 24, 1998, options covering 261,851 shares of the Company's Common Stock had been granted and 10,914 shares (other than shares that might in the future be returned to the Plan as a result of cancellation or expiration of options) remained available to satisfy options granted in the future under the Plan. At the same date, 80,578 of the stock awards had been granted and 1,251 shares remained available for future grant.

      The following is a summary of the Plan, which is qualified in its entirety by the complete provisions of the Plan attached as Appendix A.

GENERAL

      The Plan authorizes the granting of options to purchase Common Stock, limited rights and awards of Common Stock (collectively, "Awards"). Subject to certain adjustments to the Awards, as specified in Section 15 of the Plan, to prevent dilution, diminution or enlargement of the rights of the participants, the maximum number of shares currently available for Awards under the Plan is 354,594 shares. The maximum number of shares currently reserved for purchase pursuant to the exercise of options and limited rights which may be granted under the Plan is 272,765 shares (213,851 options have been designated as Incentive Stock Options). The maximum number of shares currently reserved for the award of shares of Common Stock ("Stock Awards") is 81,829 shares. All officers, other employees and non-employee directors, including advisory directors of the Company and its affiliates are eligible to receive Awards under the Plan. The Plan is administered by a committee (the "Committee"). Authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy Awards under the Plan.

AWARDS

      TYPES OF AWARDS.  The Plan  authorizes the grant of Awards in the form of:
(i) options to purchase the Company's Common Stock intended to qualify as incentive stock options under Section 422 of the Code (options which afford tax benefits to the recipients upon compliance with certain conditions and which do not result in tax deductions to the Company), referred to as "Incentive Stock Options" or "ISOs"; (ii) options that do not so qualify (options which do not afford income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as "Non-statutory Stock Options" or "NSOs"; (iii) limited rights which are exercisable only upon a change in control of the Company (as defined in the Plan) ("Limited Rights"); and (iv) Stock Awards, which provide a grant of Common Stock that may vest over time.

      OPTIONS. The Committee has the discretion to award Incentive Stock Options or Nonstatutory Options to employees, while only Non-statutory Stock Options may be awarded to non-employee directors. Pursuant to the Plan, the Committee has the authority to determine the date or dates on which each stock option will become exercisable. In order to qualify as Incentive Stock Options under Section 422 of the Code, the exercise price must not be less than 100% of the fair market value on the date of the grant. Incentive Stock Options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying Common Stock on the date of the grant. The exercise price may be paid in cash or in Common Stock at the discretion of the Committee. See "Payout Alternatives" and "Alternative Option Payments."

      TERMINATION OF EMPLOYMENT. Unless otherwise determined by the Committee, upon termination of an employee's service for any reason other than retirement, death or disability, change in control or termination for cause, the vested Incentive Stock Options and Non-statutory Stock Options shall be exercisable for a period of three months following termination. The Committee, in its discretion, may determine the time frame in which options may be exercised and may redesignate Incentive Stock Options as Non-statutory Stock Options. In the event of termination for cause, all rights under any Stock Options granted shall expire immediately upon termination. In the event of a change in control of the Company or the Association, as well as the case of death or disability, options will become fully vested and shall be exercisable for up to one year thereafter, and, in the case of retirement, vested options will be exercisable for a period of one year following termination of service upon retirement; provided that Incentive Stock Options not exercised within three months following a change in control or retirement shall be redesignated as Non-statutory Stock Options.

      LIMITED RIGHTS. Limited Rights are related to specific options granted and become exercisable in the event of a change in control of the Association or the Company. Upon exercise, the optionee will be entitled to receive in lieu of purchasing the stock underlying the option, a lump sum cash payment equal to the difference between the exercise price of the related option and the fair market value of the shares of Common Stock subject to the option on the date of exercise of the right less any applicable tax withholding.

      STOCK AWARDS. The Plan also authorizes the granting of Stock Awards to employees and directors. The Committee has the authority to determine the dates on which Stock Awards granted will vest. The Plan now provides that all Stock Awards granted immediately vest upon termination of employment following a change in control of the Company or the Association, as well as following death or disability. Under the Plan the vesting of Stock Awards may also be made contingent upon the attainment of certain performance goals by the Company, Association or grantee, which performance goals, if any, would be established by the Committee. An agreement setting forth the terms of the Stock Awards ("Stock Award Agreement") shall set forth the vesting period and performance goals that must be attained. A Stock Award may only be granted from the shares reserved and available for grant under the Plan. No Stock Award that is subject to a performance goal is to be distributed to the employee until the Committee confirms that the underlying performance goal has been achieved.

      Stock Awards are generally nontransferable and nonassignable as provided in the Plan. The Committee has the power, under the Plan, to permit transfers. When plan shares are distributed in accordance with the Plan, the recipients will also receive amounts equal to accumulated cash and stock dividends (if any) with respect thereto plus earnings thereon minus any required tax withholding amounts. Prior to vesting, recipients of Stock Awards may direct the voting of shares of Common Stock granted to them and held in the trust. Shares of Common Stock held by the Plan trust which have not been allocated or for which voting has not been directed are voted by the trustee in the same proportion as the awarded shares are voted in accordance with the directions given by all recipients of Stock Awards.

TAX TREATMENT

      STOCK AWARDS. An optionee will generally not be deemed to have recognized taxable income upon grant or exercise of any Incentive Option Plan, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the option and two years after the date of grant of the options. If the holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share option exercise price and the fair market value of the Common Stock is recognized as income taxable at long-term capital gains rates. No compensation deduction may be taken by the Company as a result of the grant or exercise of Incentive Stock Options, assuming those holding periods are met.

      In the case of the exercise of a Non-statutory Stock Option, an optionee will be deemed to have received ordinary income upon exercise of the stock option in an amount equal to the aggregate amount by which the per share exercise price is exceeded by the fair market value of the Common Stock. In the event shares received through the exercise of an Incentive Stock Option are disposed of prior to the satisfaction of the holding periods (a "disqualifying disposition"), the exercise of the option will be treated as the exercise of a Non-statutory Stock Option, except that the optionee will recognize the ordinary income for the year in which the disqualifying disposition occurs. The amount of any ordinary income deemed to have been received by an optionee upon the exercise of a Non-statutory Stock Option or due to a disqualifying disposition will be a deductible expense of the Company for tax purposes.

      In the case of Limited Rights, the option holder would have to include the amount paid to him upon exercise in his gross income for federal income tax purposes in the year in which the payment is made and the Company would be entitled to a deduction for federal income tax purposes of the amount paid.

      STOCK AWARDS. When shares of Common Stock, as Stock Awards, are distributed, the recipient is deemed to receive ordinary income equal to the fair market value of such shares of the date of distribution plus any dividends and earnings on such shares (provided such date is more than six months after the date of grant) and the Company is permitted a commensurate compensation expense deduction for income tax purposes.

PAYOUT ALTERNATIVES

      The Committee has the sole discretion to determine what form of payment it shall use in distributing payments for all Awards. If the Committee requests any or all participants to make an election as to form of payment, it shall not be considered bound by the election. Any shares of Common Stock tendered in payment of an obligation arising under the Plan or applied to any tax withholding amounts shall be valued at the fair market value of the Common Stock. The Committee may use treasury stock, authorized but unissued stock or may direct the market purchase of shares of Common Stock to satisfy its obligations under the Plan.

ALTERNATE OPTION PAYMENTS

      The Committee also has the sole discretion to determine the form of payment for the exercise of an option. The Committee may indicate acceptable forms in the Award Agreement covering such options or may reserve its decision to the time of exercise. No option is to be considered exercised until payment in full is accepted by the Committee.

AMENDMENT

      The Board of Directors may amend the Plan in any respect, at any time, provided that no amendment may affect the rights of an Award holder without his or her permission and provided that the exercise price of previously granted options may not be changed or modified without stockholder approval, unless as specified in Section 15 of the Plan, the change or modification is made to prevent dilution, diminution or enlargement of the rights of the Award holder.

ADJUSTMENTS

      In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or in the event a capital distribution is made, the Company may make such adjustments to previously granted Awards, to prevent dilution, diminution or enlargement of the rights of the Award holder. All Awards under this Plan shall be binding upon any successors or assigns of the Company.

NONTRANSFERABILITY

      Unless determined otherwise by the Committee, no Award under the Plan shall be transferable by the recipient other than by will or the laws of intestate succession or pursuant to a qualified domestic relations order. With the consent of the Committee, an employee or Outside Director may designate a person or his or her estate as beneficiary of any award to which the recipient would then be entitled, in the event of the death of the employee.

STOCKHOLDER VOTE

      Stockholders are being requested to ratify all amendments to the Plan. If stockholders fail to ratify Proposal 2, the Plan in the form attached hereto, will remain in full force and effect at the discretion of the Company's Board. The affirmative vote of a majority of the shares present at the Annual Meeting and eligible to be cast on Proposal 2 is required to ratify the Plan as amended.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE SGV BANCORP, INC. 1995 AMENDED AND RESTATED STOCK-BASED INCENTIVE PLAN.

                   PROPOSAL 3.  RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT AUDITORS

      The Company's independent auditors for the fiscal year ended June 30, 1998 were Deloitte & Touche LLP. The Company's Board of Directors has reappointed Deloitte & Touche LLP to continue as independent auditors for the Association and the Company for the year ending June 30, 1999, subject to ratification of such appointment by the stockholders.

      Representatives of Deloitte & Touche LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

      UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED "FOR" RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

                            ADDITIONAL INFORMATION

STOCKHOLDER PROPOSALS

      To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 1999 Annual Meeting of Stockholders, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the first page of this Proxy Statement not later than June 17, 1999. Any such proposal will be subject to 17 C.F.R. ss. 240.14a-8 of the Rules and Regulations under the Securities Exchange Act of 1934, as amended.

NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

      The bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an Annual Meeting. The stockholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting, provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by stockholders must include the stockholder's name and address, as they appear on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the Annual Meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominees must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

      The Board of Directors knows of no business which will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

      Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting.

                                          By Order of the Board of Directors


                                          /s/ Ronald A. Ott


                                          Ronald A. Ott
                                          ACTING CORPORATE SECRETARY


West Covina, California
October 12, 1998


          YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.
            WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE
                REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE
                    ACCOMPANYING PROXY CARD IN THE ENCLOSED
                            POSTAGE-PAID ENVELOPE.

                                                                    APPENDIX A

                                SGV BANCORP, INC.
              1995 AMENDED AND RESTATED STOCK-BASED INCENTIVE PLAN
                             EFFECTIVE JULY 24, 1998

      The Amended and Restated 1995 SGV Bancorp, Inc. Stock-Based Incentive Plan is effective as of July 24, 1998 and amends the SGV Bancorp, Inc. 1995 Master Stock Option Plan and reflects the Board of Directors' decision to merge the First Federal Savings and Loan Association of San Gabriel Valley 1995 Stock Compensation Plan with and into the SGV Bancorp, Inc. Amended and Restated Stock-Based Incentive Plan, with certain amendments to the provisions of the 1995 Stock Compensation Plan approved by the Board of Directors.

1.    DEFINITIONS.
      -----------

      (a) "Affiliate" means any "subsidiary corporation" of the Holding Company, as such term is defined in Section 424(f) of the Code.

      (b) "Association" means First Federal Savings and Loan Association of San Gabriel Valley.

      (c) "Award" means, individually or collectively, a grant under the Plan of Non-Statutory Stock Options, Incentive Stock Options, Limited Rights and Stock Awards.

      (d) "Award Agreement" means an agreement evidencing and setting forth the terms of an Award granted under the Plan.

      (e) "Board of Directors" means the board of directors of the Holding Company.

      (f) "Change in Control" means a change in control of the Association or Holding Company of a nature that (i) would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Sections 13 or 15(d) of the Exchange Act; (ii) results in a "change of control" or "acquisition of control" within the meaning of the regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency) found at 12 C.F.R. Part 574, as in effect on the date hereof; PROVIDED, HOWEVER, that in applying the definition of change in control as set forth under such regulations the Board of Directors shall substitute its judgment for that of the OTS; or (iii) without limitation Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Association or the Holding Company representing 20% or more of the Association's or the Holding Company's outstanding securities except for any securities of the Association purchased by the Holding Company and any securities purchased by any tax-qualified employee benefit plan of the Association; or (B) individuals who constitute the Board of Directors on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by a nominating committee serving under the Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Association or the Holding Company or similar transaction occurs in which the Association or Holding Company is not the resulting entity; or (D) a solicitation of shareholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Association or similar transaction with one or more corporations, as a result of which the outstanding shares of the class of securities then subject to the plan are exchanged for or converted into cash or property or securities not issued by the Association or the Holding Company; or (E) a tender offer is made and accepted for 20% or more of the voting securities of the Association or the Holding Company.

      (g) "Code" means the Internal Revenue Code of 1986, as amended.

      (h) "Committee" means the committee designated by the Board of Directors pursuant to Section 2 to administer the Plan.

      (i) "Common Stock" means the Common Stock of the Holding Company, par value, $.01 per share.

      (j) "Date of Grant" means the effective date of an Award.

      (k) "Disability" means any mental or physical condition with respect to which the Participant qualifies for and receives benefits for under a long-term disability plan of the Holding Company or an Affiliate.

      (l) "Effective Date" means July 24, 1998, which is the effective date of the Plan. The SGV Bancorp, Inc. 1995 Master Stock Option Plan and the First Federal Savings and Loan Association of San Gabriel Valley 1995 Stock Compensation Plan were originally effective on January 17, 1996.

      (m) "Employee" means any person employed by the Holding Company or an Affiliate. Directors who are employed by the Holding Company or an Affiliate shall be considered Employees under the Plan.

      (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      (o) "Exercise Price" means the price at which a Participant may purchase a share of Common Stock pursuant to an Option.

      (p) "Fair Market Value" means the market price of Common Stock, determined by the Committee as follows:

            (i) If the Common Stock was traded on the date in question on The Nasdaq Stock Market then the Fair Market Value shall be equal to the last transaction price quoted for such date by The Nasdaq Stock Market;

            (ii) If the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

            (iii) If neither of the foregoing provisions is applicable, then the
                  Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

      Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in THE WALL STREET JOURNAL. The Committee's determination of Fair Market Value shall be conclusive and binding on all persons.

      (q) "Holding Company" means SGV BANCORP, INC.

      (r) "Incentive Stock Option" means a stock option granted to a Participant pursuant to Section 7 of the Plan that is intended to meet the requirements of
Section 422 of the Code.

      (s) "Limited  Right" means an Award granted to a  Participant  pursuant to
Section 8 of the Plan.

      (t) "Non-Statutory Stock Option" means a stock option granted to a Participant pursuant to the terms of the Plan but which is not intended to be and is not identified as an Incentive Stock Option or a stock option granted under the Plan which is intended to be and is identified as an Incentive Stock Option but which does not meet the requirements of Section 422 of the Code.

      (u)  "Option"  means an  Incentive  Stock  Option or  Non-Statutory  Stock
Option.

      (v) "Outside Director" means a member of the Board of Directors of the Holding Company or an Affiliate who is not also an Employee of the Holding Company or an Affiliate.

      (w) "Participant" means any person who holds an outstanding Award.

      (x) "Performance Award" means an Award granted to a Participant pursuant to Section 10 of the Plan.

      (y) "Plan" means the SGV BANCORP, INC. 1995 Amended and Restated Stock-Based Incentive Plan.

      (z) "Retirement" means retirement from employment with the Holding Company or an Affiliate in accordance with the First Federal Savings and Loan Association of San Gabriel Valley Employees' Savings and Profit Sharing Plan if the individual were a participant in such Profit Sharing Plan or (ii) if the individual was not a participant in such Profit Sharing Plan, under circumstances designated as a Retirement by the Committee. "Retirement" with respect to an Outside Director means the termination of service from the Board of Directors of the Holding Company and any Affiliate following written notice to the Board of Directors of such Outside Director's intention to retire.

      (aa) "Stock  Award" means an Award  granted to a  Participant  pursuant to
Section 9 of the Plan.

      (bb) "Termination for Cause" shall mean, in the case of an Outside Director, removal from the Board of Directors by a vote of the Directors in accordance with the Holding Company's Bylaws and Delaware law or, in the case of an Employee, unless defined differently under any employment agreement between the Employee and the Holding Company or an Affiliate, termination of employment caused by the Participant's intentional failure to perform stated duties, personal dishonesty, willful violation of any law, rule, regulation (other than traffic violations or similar offenses) or final cease and desist order, as determined by the Board of Directors. No act, or failure to act, on Participant's part shall be "willful" unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Holding Company or an Affiliate.

      (cc) "Trust" means a trust established by the Board of Directors in connection with this Plan to hold Plan assets for the purposes set forth herein.

      (dd) "Trustee" means any person or entity approved by the Board of Directors to hold legal title to any of the Trust assets for the purposes set forth under the Plan.

2.    ADMINISTRATION.
      --------------

      (a) The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Holding Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be "disinterested" only if he satisfies (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Holding

Company or an Affiliate who need not be  disinterested  and who may grant Awards and administer the Plan with respect to Employees and Outside Directors who are not considered officers or directors of the Holding Company under Section 16 of the Exchange Act or for whom Awards are not intended to satisfy the provisions of Section 162(m) of the Code.

      (b) The Committee shall (i) select the Employees and Outside Directors who are to receive Awards under the Plan, (ii) determine the type, number, vesting requirements and other features and conditions of such Awards, (iii) interpret the Plan and (iv) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

      (c) Each Award shall be evidenced by a written agreement ("Award Agreement") containing such provisions as may be approved by the Committee. Each Award Agreement shall constitute a binding contract between the Holding Company or an Affiliate and the Participant, and every Participant, upon acceptance of the Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be in accordance with the Plan, but each Award Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, the Committee shall set forth in each Award Agreement (i) the type of Award granted (ii) the Exercise Price of an Option, (iii) the number of shares subject to the Award; (iv) the expiration date of the Award, (v) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award, and (vi) the restrictions, if any, placed upon such Award, or upon shares which may be issued upon exercise of such Award. The Chairman of the Committee and such other directors and officers as shall be designated by the Committee is hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards.

      (d) The Committee may delegate all authority for: (i) the determination of forms of payment to be made by or received by the Plan and (ii) the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or an Affiliate for determinations to be made pursuant to the Plan, including the satisfaction of any conditions of a Performance Award. However, only the Committee or a portion of the Committee may certify the attainment of conditions of a Performance Award intended to satisfy the requirements of Section 162(m) of the Code.

3.    TYPES OF AWARDS AND RELATED RIGHTS.
      ----------------------------------

      The following Awards may be granted under the Plan:

      Non-Statutory Stock Options
      Incentive Stock Options
      Limited Rights
      Stock Awards

4.    STOCK SUBJECT TO THE PLAN.
      -------------------------

      Subject to adjustment as provided in Section 15 hereof, the maximum number of shares hereby reserved for Awards under the Plan is 354,594 shares of Common Stock. Subject to adjustment as provided in Section 15 hereof, the maximum number of shares of Common Stock reserved hereby for purchase pursuant to the exercise of Options and Limited Rights granted under the Plan is 272,765 shares of Common Stock; 213,851 shares shall be eligible to be Incentive Stock Options and 58,914 shall be Non-statutory Stock Options. The maximum number of shares reserved for Award as Stock Awards is 81,829. The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Trust or the Association, respectively. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards or Options terminate, expire, or are forfeited without having vested or without having been exercised (in the case of Limited Rights, exercised for cash), new Awards may be made with respect to these shares.

5.    ELIGIBILITY.
      -----------

      Subject to the terms of the Plan, the Committee, in its sole discretion, may grant Awards to any or all Employees and Outside Directors, as well as to consultants and advisors of the Holding Company or an Affiliate.

6.    NON-STATUTORY STOCK OPTIONS.
      ---------------------------

      The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Non-statutory Stock Options upon such terms and conditions as it may determine, consistent with the following provisions:

      (a) Exercise  Price.  The Committee  shall determine the Exercise Price of
          ---------------
each Nonstatutory Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant.

      (b) Terms of  Non-statutory  Stock Options.  The Committee shall determine
          --------------------------------------
the term during which a Participant may exercise a Non-statutory Stock Option, but in no event may a Participant exercise a Non-statutory Stock Option, in whole or in part, more than ten (10) years from the Date of Grant. The Committee shall also determine the date on which each Non-statutory Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Non-statutory Stock Option prior to each Non-statutory Stock Option becoming exercisable. The shares of Common Stock underlying each Non-statutory Stock Option or any portion thereof which has become exercisable may be purchased in whole or in part by the Participant at any time during the term of such Non-statutory Stock Option.

      (c)  Non-Transferability.  Unless otherwise determined by the Committee in
           -------------------
accordance with this Section 6(c), a Participant may not transfer, assign, hypothecate, or dispose of in any manner, other than by will or the laws of intestate succession, a Non-statutory Stock Option. The Committee may, however, in its sole discretion, permit transferability or assignment of a Nonstatutory Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. For purposes of this
Section 6(c), a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable inter vivos trust as to which the Participant is both the settlor and trustee, (b) a transfer for no consideration to: (i) any member of the Participant's Immediate Family, (ii) any trust solely for the benefit of members of the Participant's Immediate Family, (iii) any partnership whose only partners are members of the Participant's Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's Immediate Family. For purposes of this Section 6(c), "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half bothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 6(c) shall be construed to require the Committee to give its approval to any transfer or assignment of any Nonstatutory Stock Option or portion thereof, and approval to transfer or assign any Non-statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-statutory Stock Option or portion thereof. The transferee or assignee of any Non-statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions proscribed by the Committee with respect to such Non-statutory Stock Option.

      (d)  Termination  of Employment  or Service  (General).  Unless  otherwise
           -------------------------------------------------
determined by the Committee and except as otherwise provided in the Plan, upon the termination of a Participant's employment or service for any reason other than Retirement, Disability or death, Change in Control, or Termination for Cause, the Participant's Non-statutory Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination and only for a period of three (3) months following the date of such termination.

      (e) Termination of Employment or Service  (Retirement).  Unless  otherwise
          --------------------------------------------------
determined by the Committee, in the event of a Participant's Retirement, the Participant's Non-statutory Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of Retirement and shall remain exercisable for a period of one (1) year following the date of Retirement; provided however, that upon the Participant's Retirement, the Committee, in its discretion, may determine that all unexercisable Non-statutory Stock Options shall continue to become exercisable in accordance with the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director or advisory director.

      (f)  Termination of Employment or Service  (Disability  or death).  Unless
           ------------------------------------------------------------
otherwise determined by the Committee, in the event of the termination of a Participant's employment or service due to Disability or death, all unvested Non-statutory Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination.

      (g) Termination of Employment or Service (Change in Control). In the event
          --------------------------------------------------------
of a Change in Control, all unvested Non-statutory Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the Change in Control.

      (h)  Termination  of  Employment  or  Service  (Cause).  Unless  otherwise
           -------------------------------------------------
determined by the Committee, in the event of a Participant's Termination for Cause, all rights with respect to the Participant's Non-statutory Stock Options shall expire immediately upon the effective date of such Termination for Cause.

      (i)  Payment.  Payment  due  to  a  Participant  upon  the  exercise  of a
           -------
Non-statutory Stock Option shall be made in the form of shares of Common Stock.

7.    INCENTIVE STOCK OPTIONS.
      -----------------------

      The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but unawarded under the Plan, grant Incentive Stock Options to an Employee upon such terms and conditions as it may determine consistent with the following provisions:

      (a) Exercise  Price.  The Committee  shall determine the Exercise Price of
          ---------------
each Incentive Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant. However, if at the time an Incentive Stock Option is granted, the Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than 10% of the total combined voting securities of the Holding Company ("10% Owner"), the Exercise Price shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant.

      (b) Amounts of Incentive  Stock Options.  To the extent the aggregate Fair
          -----------------------------------
Market Value of shares of Common Stock with respect to which Incentive Stock Options that are exercisable for the first time by an Employee during any calendar year under the Plan and any other stock option plan of the Holding Company or an Affiliate exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options in excess of such limit shall be treated as Non-statutory Stock Options. Fair Market Value shall be determined as of the Date of Grant with respect to each such Incentive Stock Option.

      (c) Terms of Incentive  Stock Options.  The Committee  shall determine the
          ---------------------------------
term during which a Participant may exercise an Incentive Stock Option, but in no event may a Participant exercise an Incentive Stock Option, in whole or in part, more than ten (10) years from the Date of

Grant; provided, however, that if at the time an Incentive Stock Option is granted to an Employee, the Employee is a 10% Owner, the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five
(5) years from the Date of Grant. The Committee shall also determine the date on which each Incentive Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy prior to the Incentive Stock Option becoming exercisable. The shares of Common Stock underlying each Incentive Stock Option may be purchased in whole or in part at any time during the term of such Incentive Stock Option after such Option becomes exercisable.

      (d)  Non-Transferability.  No Incentive Stock Option shall be transferable
           -------------------
except by will or the laws of descent and distribution and is exercisable, during his lifetime, only by the Employee to whom the Committee grants the Incentive Stock Option. The designation of a beneficiary does not constitute a transfer.

      (e) Termination of Employment  (General).  Unless otherwise  determined by
          ------------------------------------
the Committee and except as otherwise provided in the Plan, upon the termination of an Employee's employment for any reason other than Retirement, Disability or death, Change in Control or Termination for Cause, the Employee's Incentive Stock Options shall be exercisable only as to those Incentive Stock Options that were immediately exercisable by the Employee at the date of termination and only for a period of three (3) months following such termination.

      (f) Termination of Employment (Retirement). Unless otherwise determined by
          --------------------------------------
the Committee, in the event of an Employee's Retirement, the Employee's Incentive Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Employee at the date of Retirement and remain exercisable for a period of one (1) year following the date of Retirement; provided however, that upon the Employee's Retirement, the Committee, in its discretion, may determine that all unexercisable Incentive Stock Options shall continue to become exercisable in accordance with the Award Agreement if the Employee is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director or advisory director. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-statutory Stock Option to the extent the Participant exercises such Option more than three (3) months following the Participant's date of Retirement.

      (g)  Termination  of Employment  (Disability or death).  Unless  otherwise
           -------------------------------------------------
determined by the Committee, in the event of the termination of an Employee's service for Disability or death, all unvested Incentive Stock Options held by such Employee shall immediately become exercisable and shall remain exercisable for one (1) year after such termination.

      (h)  Termination  of  Employment  (Change in  Control).  In the event of a
           -------------------------------------------------
Change in Control, all unvested Incentive Stock Options held by such Employee shall immediately become exercisable and shall remain exercisable for one (1) year after such Change in Control, provided that any option originally granted as an Incentive Stock Option shall be treated as a Non-statutory Stock

Option to the extent the Participant exercises such Option more than three (3) months following the Change in Control.

      (i) Termination of Employment (Cause).  Unless otherwise determined by the
          ---------------------------------
Committee, in the event of an Employee's Termination for Cause, all rights under such Employee's Incentive Stock Options shall expire immediately upon the effective date of such Termination for Cause.

      (j)  Payment.  Payment  due  to a  Participant  upon  the  exercise  of an
           -------
Incentive Stock Option shall be made in the form of shares of Common Stock.

      (k)  Disqualifying  Dispositions.  Each Award Agreement with respect to an
           ---------------------------
Incentive Stock Option shall require the Participant to notify the Committee of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code
(relating to certain disqualifying dispositions), within 10 days of such disposition. As of the Effective Date of this Plan, a disqualifying disposition means any disposition of the shares of Common Stock within two years from the date of the grant of the Incentive Stock Option to which such shares relate or within one year of the date such shares are transferred to the Participant pursuant to his exercise of the Incentive Stock Option.

8.     LIMITED RIGHTS.
       --------------

      Simultaneously with the grant of any Option, the Committee may grant a Limited Right with respect to all or some of the shares of Common Stock covered by such Option, subject to the following terms and conditions:

      (a) Terms of Rights.  In no event shall a Limited Right be  exercisable in
          ---------------
whole or in part before the expiration of six (6) months from the Date of Grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control of the Holding Company that is not to be accounted for as a pooling of interests or in the event the Holding Company's independent auditors opine that the exercise of such Limited Rights would not adversely affect the accounting treatment intended for the Change in Control. The Limited Right may be exercised only when the underlying Option is eligible to be exercised, and only when the Fair Market Value of the underlying shares on the day of exercise is greater than the Exercise Price of the underlying Option. Upon exercise of a Limited Right, the underlying Option shall cease to be exercisable and shall be terminated. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Right is transferable only when the underlying Option is transferable and under the same conditions.

      (b) Payment.  Upon exercise of a Limited Right,  the holder shall promptly
          -------
receive from the Holding Company or an Affiliate an amount of cash equal to the difference between the Exercise Price of the underlying Option and the Fair Market Value of the Common Stock subject to such

Option on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised.

9.    STOCK AWARDS.
      ------------

      The Committee may, subject to the limitations of the Plan, make Stock Awards which shall consist of the grant of some number of shares of Common Stock to a Participant subject to the following terms and conditions:

      (a)  Grants of the Stock  Awards.  Stock  Awards may only be made in whole
           ---------------------------
shares of Common Stock. Stock Awards may only be granted from shares reserved under the Plan and available for award at the time the Stock Award is made to the Participant.

      (b) Terms of the Stock Awards.  The Committee shall determine the dates on
          -------------------------
which Stock Awards granted to a Participant shall vest and any terms or conditions which must be satisfied prior to the vesting of any Stock Award or portion thereof. Any such terms or conditions shall be determined by the Committee as of the Date of Grant.

      (c)  Termination  of Employment  or Service  (General).  Unless  otherwise
           -------------------------------------------------
determined by the Committee and except as otherwise provided in the Plan, upon the termination of a Participant's employment or service for any reason other than Retirement, Disability or death, Change in Control or Termination for Cause, the Participant's unvested Stock Awards as of the date of termination shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void.

      (d) Termination of Employment or Service  (Retirement).  Unless  otherwise
          --------------------------------------------------
determined by the Committee, in the event of a Participant's Retirement, the Participant's unvested Stock Awards as of the date of Retirement shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void; provided however, that upon the Participant's Retirement, the Committee, in its discretion, may determine that all unvested Stock Awards shall continue to vest in accordance with the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director or advisory director.

      (e)  Termination of Employment or Service  (Disability  or death).  Unless
           ------------------------------------------------------------
otherwise determined by the Committee, in the event of a termination of the Participant's service due to Disability or death, all unvested Stock Awards held by such Participant shall immediately vest as of the date of such termination.

      (f) Termination of Employment or Service (Change in Control). In the event
          --------------------------------------------------------
of a Change in Control, all unvested Stock Awards held by such Participant shall immediately vest as of the date of the Change in Control.

      (g)  Termination  of  Employment  or  Service  (Cause).  Unless  otherwise
           -------------------------------------------------
determined by the Committee, in the event of the Participant's Termination for Cause, all unvested Stock Awards held by such Participant as of the effective date of such Termination for Cause shall be forfeited and any rights such Participant had to such unvested Stock Awards shall become null and void.

      (h)  Issuance  of  Certificates.   Unless  otherwise  held  in  Trust  and
           --------------------------
registered in the name of the Trustee, (i) reasonably promptly after the Date of Grant with respect to shares of Common Stock pursuant to a Stock Award, the Holding Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such Stock Award was granted, evidencing such shares; provided, that the Holding Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

            "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the SGV Bancorp, Inc. 1995 Amended and Restated Stock-Based Incentive Plan and the Award Agreement entered into between the registered owner of such shares and SGV Bancorp, Inc. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of SGV Bancorp, Inc., 225 North Barranca Street, West Covina, California 91791- 1080."

      Such legend shall not be removed until such shares vest pursuant to the terms of the Plan.

      (ii) Each certificate issued pursuant to this Section 9(h), in connection with a Stock Award, shall be held by the Holding Company or its Affiliates unless the Committee determines otherwise.

      (i)  Non-Transferability.  Except to the extent permitted by the Code, the
           -------------------
rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

      (i) The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

      (ii) Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

     (iii) If  a recipient  of a  Stock  Award  is subject  to the provisions of
           Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant of the Stock Award.

      (j)  Accrual of  Dividends. Whenever  shares of Common Stock  underlying a
           ---------------------
Stock Award are distributed to a Participant or beneficiary thereof under the Plan, such Participant or beneficiary shall also be entitled to receive, with respect to each such share distributed, a payment equal to any cash dividends and the number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock if the record date for determining shareholders entitled to receive such dividends falls between the date the relevant Stock Award was granted and the date the relevant Stock Award or installment thereof is issued. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any dividends paid out on the shares related to the Stock Award.

      (k) Voting of Stock  Awards.  After a Stock Award has been granted but for
          -----------------------
which the shares covered by such Stock Award have not yet been vested, earned and distributed to the Participant pursuant to the Plan, the Participant shall be entitled to vote or to direct the Trustee to vote, as the case may be, such shares of Common Stock which the Stock Award covers subject to the rules and procedures adopted by the Committee for this purpose and in a manner consistent with the Trust agreement.

      (l) Payment.  Payment due to a Participant  upon the redemption of a Stock
          -------
Award shall be made in the form of shares of Common Stock.

10.   PERFORMANCE AWARDS.
      ------------------

      (a) The Committee may determine to make any Award under the Plan contingent upon the achievement of any conditions related to the performance of the Holding Company or its Affiliates. Each Performance Award shall be evidenced in the Award Agreement, which shall set forth the applicable conditions of performance applicable to the Award, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Award. Unless otherwise determined by the Committee, each Performance Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code, and subject to the conditions set forth below in paragraphs (b) through (f).

      (b) Any Performance Award shall be made not later than 90 days after the start of the period for which the Performance Award relates and shall be made prior to the completion of 25% of such period. All determinations regarding the achievement of any Performance criteria will be made by the Committee. The Committee may not increase during a year the amount of a Performance Award that would otherwise be payable upon achievement of the Performance criteria but may reduce or eliminate the payments as provided for in the Award Agreement.

      (c) Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

      (d) A Participant who receives a Performance Award payable in Common Stock shall have no rights as a shareholder until the Common Stock is issued pursuant to the terms of the Award Agreement. The Common Stock may be issued without cash consideration.

      (e) A Participant's interest in a Performance Award may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered.

      (f) No Award or portion thereof that is subject to the attainment or satisfaction of a condition or Performance criteria shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions or Performance criteria to which the distribution, earning or vesting of such Award is subject has been achieved.

11.   DEFERRED PAYMENTS.
      -----------------

      The Committee, in its discretion, may permit a Participant to elect to defer receipt of all or any part of any cash or stock payment under the Plan, or the Committee may determine to defer receipt by some or all Participants, of all or part of any such payment. The Committee shall determine the terms and conditions of any such deferral, including the period of deferral, the manner of deferral, and the method for measuring appreciation on deferred amounts until their payout.

12.   METHOD OF EXERCISE OF OPTIONS.
      -----------------------------

      Subject to any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Exercise Price in such form or forms, including, without limitation, payment by delivery of cash, Common Stock or other consideration
(including, where permitted by law and the Committee, Awards) having a Fair Market Value on the exercise date equal to the total Exercise Price, or by any combination of cash, shares of Common Stock and other consideration, including exercise by means of a cashless exercise arrangement with a qualifying broker-dealer, as the Committee may specify in the applicable Award Agreement.

13.   RIGHTS OF PARTICIPANTS.
      ----------------------

      No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such Common Stock. Nothing contained herein or in any Award Agreement confers on any person any right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate a Participant's services.

14.   DESIGNATION OF BENEFICIARY.
      --------------------------

      A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

15.   DILUTION AND OTHER ADJUSTMENTS.
      ------------------------------

      In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, or in the event an extraordinary capital distribution is made, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution, or enlargement of the rights of the Participant, including any or all of the following:

      (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

      (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

      (c) adjustments in the Exercise Price of outstanding Incentive and/or Non-statutory Stock Options, or any Limited Rights attached to such Options.

      No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All Awards under this Plan shall be binding upon any successors or assigns of the Holding Company.

16.   TAX WITHHOLDING.
      ---------------

      (a) Whenever under this Plan, cash or shares of Common Stock are to be delivered upon exercise or payment of an Award or any other event with respect to rights and benefits hereunder, the Committee shall be entitled to require as a condition of delivery (i) that the Participant remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) that the withholding of such sums come from compensation otherwise due to the Participant or from any shares of Common Stock due to the Participant under this Plan or (iii) any combination of the foregoing provided, however, that no amount shall be withheld from any cash payment or shares of Common Stock relating to an Award which was transferred by the Participant in accordance with this Plan.

      (b) If any disqualifying disposition described in Section 7(k) is made with respect to shares of Common Stock acquired under an Incentive Stock Option granted pursuant to this Plan, or any transfer described in Section 6(c) is made, or any election described in Section 17 is made, then the person making such disqualifying disposition, transfer, or election shall remit to the Holding Company or its Affiliates an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Holding Company or its Affiliates shall have the right to withhold such sums from compensation otherwise due to the Participant, or, except in the case of any transfer pursuant to Section 6(c), from any shares of Common Stock due to the Participant under this Plan.

17.   NOTIFICATION UNDER SECTION 83(b).
      --------------------------------

      The Committee may, on the Date of Grant or any later date, prohibit a Participant from making the election described below. If the Committee has not prohibited such Participant from making such election, and the Participant shall, in connection with the exercise of any Option, or the grant of any Stock Award, make the election permitted under Section 83(b) of the Code (i.e., an election to include in such Participant's gross income in the year of transfer the amounts specified in Section 83(b) of the Code), such Participant shall notify the Committee of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of
Section 83(b) of the Code.

18.   AMENDMENT OF THE PLAN AND AWARDS.
      --------------------------------

      (a) Except as provided in paragraph (c) of this Section 18, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided however, that provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by such law, regulation or interpretation. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions of this Plan will remain in full force and effect. No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

      (b) Except as provided in paragraph (c) of this Section 18, the Committee may amend any Award Agreement, prospectively or retroactively; provided, however, that no such amendment shall adversely affect the rights of any Participant under an outstanding Award without the written consent of such Participant.

      (c) In no event shall the Board of Directors amend the Plan or shall the Committee amend an Award Agreement in any manner that has the effect of:

            (i) Allowing any Option to be granted with an exercise price below the Fair Market Value of the Common Stock on the Date of Grant.

            (ii) Except as required under Section 15 hereof, allowing the exercise price of any Option previously granted under the Plan to be reduced subsequent to the Date of Award without receipt of stockholder approval.

19.   EFFECTIVE DATE OF PLAN.
      ----------------------

      The Plan became effective on July 24, 1998. All amendments are effective upon approval by the Board of Directors.

20.   TERMINATION OF THE PLAN.
      -----------------------

      The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options or the distribution of Stock Awards which together with the exercise of Limited Rights is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4 hereof. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

21.   APPLICABLE LAW.
      --------------

      The Plan will be administered in accordance with the laws of the state of California and applicable federal law.

                                  [FRONT SIDE]
REVOCABLE PROXY

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                              OF SGV BANCORP, INC.

                                SGV BANCORP, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                NOVEMBER 19, 1998
                             2:00 P.M. PACIFIC TIME

      The undersigned hereby appoints the Board of Directors of SGV Bancorp, Inc. (the "Company") to act as proxy for the undersigned, and to vote all shares of Common Stock of the Company that the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held on November 19, 1998, at 2:00 p.m. Pacific Time, at the South Hills Country Club, 2655 S. Citrus Avenue, West Covina, California, and at any and all adjournments thereof, as indicated on the reverse side of this proxy.

      THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE BOARD OF DIRECTORS IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

            PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                         -------------------------------

                                  [BACK SIDE]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS
PRESENTED.

      1. The election as directors of all nominees listed (except as marked to the contrary below).

                          Irven G. Reynolds and Benjamin S. Wong

                              FOR                     VOTE WITHHELD
                              ---                     -------------
                              |_|                          |_|

            INSTRUCTION: To withhold your vote for any individual nominee, write that nominee's name on the line provided below:




      2. The ratification of the SGV Bancorp, Inc. 1995 Amended and Restated Stock-Based Incentive Plan.

                    FOR                     AGAINST                 ABSTAIN
                    ---                     -------                 -------
                    |_|                      |_|                     |_|

      3. The ratification of the appointment of Deloitte & Touche LLP as independent auditors of SGV Bancorp, Inc. for the fiscal year ending June 30, 1999.

                    FOR                     AGAINST                 ABSTAIN
                    ---                     -------                 -------
                    |_|                      |_|                     |_|

      The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders and of a Proxy Statement dated October 12, 1998 and of the Annual Report to Shareholders.




_______________________________       Date: ______________________________
SIGNATURE OF SHAREHOLDER


_______________________________       Date: ______________________________
SIGNATURE OF SHAREHOLDER


PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS CARD. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF SHARES ARE HELD JOINTLY, EACH HOLDER MAY SIGN, BUT ONLY ONE SIGNATURE IS REQUIRED.

                          -----------------------------